UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 28, 2016

True Nature Holding, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-53601	87-0496850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1355 Peachtree Street, Suite 1150 Atlanta, Georgia
(Address of principal executive offices)

(404) 254-6980

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)          On December 1, 2016, the Board of Directors (the “Board”) of True Nature Holding, Inc. (the “Company”) approved the engagement of M&K CPAS, PLLC as the Company’s independent registered public accounting firm for the purposes of auditing the Company’s financial statements, effective as of December 1, 2016. The selection replaces Salberg & Company, P.A. (“Salberg”), which had served in that role for an interim period of October 28, 2016 to November 28, 2016. Salberg resigned on November 28, 2016 as the independent registered public accounting firm. The change in accountants did not result from any dissatisfaction with the quality of professional services rendered by Salberg. This change was driven solely from a need to reduce the overhead and operating costs of the Company.

During the interim period from October 28, 2016  through the date of the filing of this Form 8-K, there were (i) no “disagreements” as that term is defined in item 304(a)(1)(iv) of Regulation S-K, between the Company and Salberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Salberg’s satisfaction, would have caused Salberg to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period and (ii) no reportable events within the meaning of item 304(a)(1)(v) of Regulation S-K during this interim period.

(b)          As noted above, on December 1, 2016, the Board approved the engagement of M&K CPAS, PLLC as the Company’s independent registered public accounting firm for the purposes of auditing the Company’s financial statements, effective as of December 1, 2016. During the two fiscal years ended December 31, 2014 and 2013 and from January 1, 2015 through December 1, 2016, neither the Company nor (to the Company’s knowledge) anyone acting on behalf of the Company consulted with M&K CPAS, PLLC regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject matter of a “disagreement,” as described in Item 304(a)(1) of Regulation S-K, or a “reportable event.”

We have furnished Salberg with a copy of this report and have requested that Salberg provide a letter addressed to the SEC stating whether or not they agree with the statements made herein or stating the reasons in which they do not agree. The letter from Salberg is attached as Exhibit 16.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

16.1	Letter from Salberg & Company, P.A.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

True Nature Holding, Inc.

Date: December 2, 2016	By:	/s/ Amy Lance
Amy Lance, Interim CEO

3